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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement (Form S-8 Nos. 33-95144, 333-02388 and 333-23495) of Business Resource Group of our report dated December 16, 1997, appearing in this Annual Report on Form 10-K of Business Resource Group for the year ended October 31, 1997.


                                        /s/ Deloitte & Touche LLP
                                        ------------------------------
                                        Deloitte & Touche LLP

San Jose, California
January 28, 1998